CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : NOVEMBER 2000
Beginning of the Month Principal Receivables :                                                             14,281,146,756.96
                                                                                                           -----------------
Beginning of the Month Finance Charge Receivables :                                                           422,876,074.78
                                                                                                           -----------------
Beginning of the Month Discounted Receivables :                                                                         0.00
                                                                                                           -----------------
Beginning of the Month Total Receivables :                                                                 14,704,022,831.74
                                                                                                           -----------------

Removed Principal Receivables :                                                                                         0.00
                                                                                                           -----------------
Removed Finance Charge Receivables :                                                                                    0.00
                                                                                                           -----------------
Removed Total Receivables :                                                                                             0.00
                                                                                                           -----------------

Additional Principal Receivables :                                                                            354,355,880.03
                                                                                                           -----------------
Additional Finance Charge Receivables :                                                                         1,154,193.72
                                                                                                           -----------------
Additional Total Receivables :                                                                                355,510,073.75
                                                                                                           -----------------

Discounted Receivables Generated this Period                                                                            0.00
                                                                                                           -----------------

End of the Month Principal Receivables :                                                                   14,376,141,094.88
                                                                                                           -----------------
End of the Month Finance Charge Receivables :                                                                 416,337,023.60
                                                                                                           -----------------
End of the Month Discounted Receivables :                                                                               0.00
                                                                                                           -----------------
End of the Month Total Receivables :                                                                       14,792,478,118.48
                                                                                                           -----------------

Excess Funding Account Balance                                                                                          0.00
                                                                                                           -----------------
Adjusted Invested Amount of all Master Trust Series                                                        12,182,976,677.68
                                                                                                           -----------------

End of the Month Seller Percentage                                                                                    15.26%
                                                                                                           -----------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)

MONTHLY PERIOD : NOVEMBER 2000                                                             ACCOUNTS          RECEIVABLES
                                                                                           --------          -----------
End of the Month Delinquencies :

   30 - 59 Days Delinquent                                                                   199,438.00       209,724,930.67
                                                                                        ---------------    -----------------
   60 - 89 Days Delinquent                                                                   122,225.00       134,537,954.04
                                                                                        ---------------    -----------------
   90 + Days Delinquent                                                                      204,383.00       241,142,093.54
                                                                                        ---------------    -----------------

   Total 30 + Days Delinquent                                                                526,046.00       585,404,978.25
                                                                                        ---------------    -----------------

   Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                          3.96%
                                                                                                           -----------------

Defaulted Accounts During the Month                                                           61,865.00        48,872,993.57
                                                                                        ---------------    -----------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                   4.11%
                                                                                                           -----------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : NOVEMBER 2000                                       COLLECTIONS         PERCENTAGES
                                                                     -----------         -----------
Total Collections and Gross Payment Rate                            2,395,085,051.70              16.29%
                                                                    ----------------    ----------------

Collections of Principal Receivables and Principal Payment Rate     2,134,996,040.61              14.95%
                                                                    ----------------    ----------------

   Prior Month Billed Finance Charge and Fees                         202,781,259.29
                                                                    ----------------
   Amortized AMF Income                                                19,708,404.97
                                                                    ----------------
   Interchange Collected                                               29,857,232.03
                                                                    ----------------
   Recoveries of Charged Off Accounts                                  15,769,496.28
                                                                    ----------------
   Collections of Discounted Receivables                                        0.00
                                                                    ----------------

Collections of Finance Charge Receivables and Annualized Yield        268,116,392.57              22.53%
                                                                    ----------------    ----------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : NOVEMBER 2000

Beginning Unamoritized AMF Balance                                                        110,679,405.31
                                                                                        ----------------
+  AMF Slug for Added Accounts                                                506.67
                                                                    ----------------
+  AMF Collections                                                     11,681,023.49
                                                                    ----------------
-  Amortized AMF Income                                                19,708,404.97
                                                                    ----------------
Ending Unamortized AMF Balance                                                            102,652,530.50
                                                                                        ----------------


                                                 /s/ Tom Feil
                                                 ----------------------------
                                                 Tom Feil
                                                 Director of Securitization

                                                                   Page 8 of 45